UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

 the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 11, 2015

MORGAN STANLEY
(Exact Name of Registrant as Specified in Charter)
DELAWARE	1-11758	36-3145972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

In connection with the Company’s issuance of warrants under the Company’s Registration Statement on Form S-3 (File No. 333-200365), a consent of Davis Polk & Wardwell LLP to the filing of its legal opinion as to the legality of the warrants is being filed as Exhibit 23.01 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed as part of this Report on Form 8-K:
Exhibit
Number	Description

23.01	Consent of Davis Polk & Wardwell LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MORGAN STANLEY
(Registrant)

Date:	August 11, 2015	By:	/s/ Jeanne Greeley O’Regan
			Name:	Jeanne Greeley O’Regan
			Title:	Deputy Corporate Secretary